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                                                                 Exhibit 10.1(a)



INFORMATION DENOTED BY [*] HEREIN HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THIS INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                           GENERAL MOTORS CORPORATION

                              TRANSACTION AGREEMENT


         THIS TRANSACTION AGREEMENT (Transaction Agreement) is made to be effective as of the 8th day of June, 1998 (Effective Date) by and between General Motors Corporation, with offices at 100 Renaissance Center, Detroit, Michigan 48243 and FreeMarkets OnLine, Inc., with offices at 130 Seventh Street, Suite 500, Pittsburgh, Pennsylvania 15222. General Motors Corporation and FreeMarkets OnLine, Inc. are referred herein individually as a "Party" and collectively as the "Parties."

         Terms used in this Transaction Agreement with initial capital letters are defined in Exhibit A of this Transaction Agreement or herein or in the other Agreements, as more fully set forth in Section 17.3 herein.

                                   BACKGROUND

         The Parties have entered into the Framework Agreement governing their overall relationship regarding the provision to Customer by Supplier of Products and Services. The Parties have also entered into a Software Licensing Agreement and a Consulting Services Agreement, the terms of which are incorporated into and made a part of the Framework Agreement. Customer wishes to be provided with, and Supplier wishes to provide, access to a global online bidding system to be used by Customer and associated consulting services including training, CBE management services, technical operations services, call center services and OnLine Market Making(TM) consulting services. This Transaction Agreement is intended to address the specific understanding of the parties related to the Project. The Parties intend that upon full execution of this Transaction Agreement, the terms hereof shall be incorporated into and made a part of the Agreements. The terms of this Transaction Agreement are intended to supplement the Framework Agreement, the Software Licensing Agreement and the Consulting Services Agreement by defining and clarifying the Parties' rights and obligations with respect to the licensing by Supplier of Licensed Software to Customer and the provision by Supplier to Customer of the Services described therein.

                                  THE AGREEMENT

1.       SCOPE OF PROJECT

         1.1 GENERAL. Subject to the terms and conditions of this Transaction Agreement, Supplier agrees to supply, and Customer agrees to license, access to Supplier's online bidding system and use of Supplier's BidWare(R) Software, and purchase associated services to be used by Customer's purchasing department in North America to enable Supplier and Certified Buyers to conduct CBEs


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among selected Qualified Bidders for procurement of goods and services for
Customer. The services to be provided by Supplier shall include training of Certified Buyers and Qualified Bidders, CBE Management services, Technical Operations services, Call Center services and OnLine Market Making(TM) consulting services. All CBEs will be conducted at a time mutually agreeable to Customer and Supplier.

2.       SERVICES

         2.1 SERVICES. Beginning on the Effective Date, Supplier will provide the integrated set of services set forth in this Article 2 to assist Customer in effectively utilizing the System. These services will provide Buyers with tools to work with Supplier to conduct CBEs among Qualified Bidders for specific pieces of business. Fees for the services described in this Article 2 are set forth in Exhibit D.

         2.2 TRAINING OF BUYERS. At times mutually agreed to by Supplier and Customer, Supplier will provide training to Buyers designated by Customer relating to Supplier's proprietary procedures for structuring online bids and operating the BidWare(R) Software. All Buyer training will be held at Customer's Sites and will be conducted by [*] Supplier personnel assigned by Supplier. Each class will last for [*] hours during normal business hours and shall have the agenda set forth in Exhibit B. Each class will run up to twice a day during specific periods as mutually agreed to by Customer and Supplier. A maximum total of [*] Buyers may attend each training class. Buyers who, as determined by Supplier, are successfully trained will be certified by Supplier as being a Certified Buyer. Each Certified Buyer will be given a unique user identification number and password for the use of the BidWare(R) Software and access to the System. The Parties agree that only Certified Buyers will be permitted to use the BidWare(R) Software and access the System. The certification by Supplier of a Buyer in no way shall be interpreted as a guarantee that the Certified Buyer is able to operate and understand the CBE process without error. Supplier shall have no liability for any act or omission of a Buyer.

         2.3 SUPPORT IN VIEWING CBES. Subject to the terms of the license grant set forth herein, Supplier will provide copies of BidWare(R) Software for installation on Customer's personal computers for Certified Buyers in North America, as requested in writing by Customer, at the price set forth in Exhibit
D. Neither Supplier nor Customer will integrate the BidWare(R) Software with existing Customer computer systems or any other computer system, nor will the BidWare(R) Software be used on any Customer networks or any other networks under this Transaction Agreement, except for the network designated by Supplier. Certified Buyers will be invited to use this software to view the market activity of the CBEs as well as print out market results and audit reports. Each Site which is provided with the BidWare(R) Software shall be outfitted by Customer as set forth in Section 3.2. Customer shall have the option to purchase a BidWare(R) PC (including CPU, monitor, modem and printer) through Supplier for each copy of BidWare(R) Software supplied to Customer as set forth on Exhibit D of this Transaction Agreement, or to purchase its own personal computers to run the BidWare(R) Software.


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         2.4 SERVICES FOR CBES. Upon the request of a Certified Buyer to use the
System to set up a CBE and Supplier's consent to the same, Supplier will provide the following services related to such CBE:

             (A) ASSISTANCE IN STRUCTURING EVENTS. Supplier will provide CBE Management Services to Certified Buyers to assist the Certified Buyer in structuring the CBE. "Structuring" shall include lot setting, establishing bidding parameters and other factors relevant to the CBE. Additionally, if requested by Customer, Supplier will provide OnLine Market Making(TM) Consulting to Certified Buyers at a time which is mutually agreeable to the Parties. The CBE Management Services and the OnLine Market Making(TM) consulting services outlined in this Section 2.4 will be billed on a variable basis and are not included in the fixed cost of this Transaction Agreement. A description of the OnLine Market Making(TM) consulting services and associated costs is attached hereto as Exhibit D.

             (B) INTERACTION WITH BIDDERS. Supplier will contact each Bidder properly identified by Customer which Customer desires to participate in a particular CBE. Supplier shall attempt to identify the appropriate Bidder contact, and explain the bidding process to such person. Supplier will provide the relevant Certified Buyer with reasonable feedback on the status of each Bidder.

             (C) DISTRIBUTION OF SOFTWARE TO QUALIFIED BIDDERS. Upon written notification of the CBE, the names of the Bidders and agreement on the time line for the CBE, as set forth in Section 3.1, Supplier will attempt to have Bidder execute the Bidder Agreement and to license Supplier's BidWare(R) Software to the Bidders. All licenses for the BidWare(R) Software to Bidders shall be pursuant to the terms and conditions of Supplier's then standard license provided with each copy of the BidWare(R) Software supplied to Bidders. A copy of Supplier's current license is attached hereto as Exhibit G. A Bidder shall be considered a Qualified Bidder upon execution of the Bidder Agreement and acceptance of the terms of the license agreement. In the event that a Bidder does not agree to the terms of the Bidder Agreement and/or the terms of the license agreement, the Bidder shall not be permitted to participate in the CBE. Upon Bidder's execution of the Bidder Agreement, Supplier shall ship the BidWare(R) Software and the BidWare Manual to the Bidder, and issue the Bidder a unique user identification number and password to be used for the CBE, subject to Bidder's acceptance of the license agreement. Customer shall pay the license fee for each copy of the BidWare(R) Software licensed to Bidders. Bidders shall be responsible for providing their own personal computers to run the BidWare(R) Software and for the installation of such software onto such personal computers. Bidders shall also be responsible for the connection of such personal computers to the telecommunication service used for the CBE.

             (D) TRAINING OF QUALIFIED BIDDERS. Supplier shall use commercially reasonable efforts to identify the correct contact for each Qualified Bidder to be trained in the use of the BidWare(R) Software. Customer agrees to provide reasonable assistance in identifying such person if requested by Supplier. Supplier will train that contact over the phone using real time "mock" bidding sessions to ensure that the Qualified Bidder is reasonably comfortable with the BidWare(R) Software and the System. Supplier does not guarantee that the Qualified Bidder personnel will be

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properly trained and reserves the right to request that a different person be provided by the Qualified Bidder.

             (E) CONDUCT OF THE CBE. The Supplier will load all relevant CBE and technical parameters provided by Customer into the System. During the term of this Transaction Agreement, Supplier will staff an operations center located at Supplier's facility in Pittsburgh to handle all CBE related activities as follows:

             (a) Maintain a call center for Qualified Bidders to call with questions before the CBE or with technical problems during the CBE;

             (b) Conduct procedures for ensuring that Qualified Bidders are prepared and present on bid-day;

             (c) Respond in a timely fashion to Qualified Bidder issues with software or connectivity;

             (d) Respond to Qualified Bidder problems that might prevent bidding with a secure "surrogate bidding" system;

             (e) Close bidding only after a reasonable determination that no Qualified Bidders experienced difficulties material to the bidding process;

             (f) Communicate any changes or adjustments to all Qualified
Bidders;

             (g) Provide reasonable assistance to facilitate resolution of any issues between Certified Buyers and Qualified Bidders;

             (h) Establish and maintain a secure virtual private network;

             (i) Authenticate the identities of all Qualified Bidders and Certified Buyers involved in each CBE; and

             (j) Ensure that only authorized Qualified Bidders and Certified Buyers have access to appropriate CBE information.

3.       CUSTOMER RESPONSIBILITY

         3.1 GENERAL. At least [*] days prior to a CBE, a Certified Buyer shall inform Supplier of its desire to hold a CBE. Supplier and the Certified Buyers shall agree on mutually acceptable time and date for the CBE and a time line for conducting the CBE. The Certified Buyer shall provide Supplier, in writing, all of the necessary information regarding the parts, materials or services to be bid on in the CBE and identify the Bidders who will be invited to participate in the CBE. The Certified Buyer shall also provide the applicable completed RFQ to each Bidder and Supplier. The Certified Buyer will coordinate with the Supplier CBE Management Staff to structure

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the online bid. Customer and all Certified Buyers who use Supplier must agree to abide by the Rules and Procedures set forth in the Bidder Agreement. Supplier and/or Supplier senior staff have the right to de-certify any Certified Buyer who fails to abide by these rules.

         3.2 SITE RESOURCES. Customer will designate a room at each major location (i.e., North American Operations Headquarters) as the Supplier Room. This room will contain an external analog phone line and a separate external phone line for normal telephone usage. In addition, Customer will be responsible for providing all audiovisual equipment for projecting electronic bids for a larger audience if Customer desires (i.e., computer projector). During a CBE and in preparation thereof, Customer shall ensure that appropriate facilities and personnel are available to facilitate Certified Buyers' use of the System.

         3.3 PERSONNEL. Customer will designate a prime contact responsible for all Supplier matters. This contact will have the authority to ensure that all Customer commitments are met and will commit significant time to understanding the Supplier process and system. Customer will also designate a "Buyer Feedback" sponsor who will periodically attend Buyer training sessions, gather feedback on these sessions, and assist the Supplier team in improving the training.

4.       LICENSES

         4.1 LICENSE. In consideration of the fees paid pursuant to this Transaction Agreement, Supplier hereby grants, and Customer hereby accepts, a non-exclusive, non-transferable: (i) limited license to have Certified Buyers in North America access the System solely to conduct CBEs as set forth in this Transaction Agreement, and (ii) limited license to have Certified Buyers in North America use the BidWare(R) Software to work with Supplier to conduct CBEs as set forth in this Transaction Agreement. Customer is not granted any right or access to the Source Code and shall not, attempt to decompile, disassemble, reverse engineer or use any other process to gain access to the Source Code.

         4.2 SYSTEM. The functionality provided to Customer by the System is described in the Documentation provided by Supplier to Customer for the System and the BidWare(R) Software. In addition, future versions of the System will include the functionality as set forth in Exhibit E.

         4.3 AUTHORIZED USERS. Except for Certified Buyers, no other employees, consultants, agents or other individuals of Customer or any other individuals or entities are permitted to use the BidWare(R) Software or access the System.

         4.4 NUMBER OF USERS. Customer may only use and/or install the BidWare(R) Software on one personal computer per copy of BidWare(R) Software distributed by Supplier under this Transaction Agreement. Customer may, however, make one copy of the BidWare(R) Software for back-up purposes. As the System will be resident at Supplier's facility in Pittsburgh, Pennsylvania and maintained and operated by Supplier, Customer may not make any copies of the System, in whole or in part, for any purpose. During the term of this Transaction Agreement, Customer agrees that it shall only use the BidWare(R) Software in accordance with Supplier's specifications and instructions.

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5.       DELIVERY AND INSTALLATION

         5.1 BIDWARE(R) PCS. If Customer purchases BidWare(R) PCs from Supplier, Supplier shall pre-load each BidWare(R) PC ordered from Supplier with one copy of the BidWare(R) Software. Supplier will pre-test and ship each pre-loaded BidWare(R) PC to Customer complete with modem, monitor and printer. If requested by Customer in writing, Supplier will install the BidWare(R) PCs at Customer's Site. Installation will be provided by Supplier's CBE Management personnel. In the event that Customer installs the BidWare(R) PCs itself, Supplier will provide telephone support by Technical Operations personnel. Customer shall be deemed to have accepted a BidWare(R) PC if Customer does not report a failure of such BidWare(R) PC during any thirty day period after its delivery. For purposes of this Section 5.1, a "failure" means a failure caused solely by the BidWare(R) PC which results in System unavailability.

         5.2 BIDWARE(R) SOFTWARE TO QUALIFIED BUYERs. In the event that Customer supplies its own personal computers to run the BidWare(R) Software, Customer shall be responsible for the installation of such software onto such personal computers. Supplier shall provide telephone support to assist Customer with the installation of the BidWare(R) Software. All personal computers provided by Customer to run the BidWare(R) Software must, at a minimum, conform to the specifications set forth on Exhibit H of this Transaction Agreement. All personal computers used during a CBE shall be located in a Supplier Room. Customer shall also be responsible for the connection of such personal computers to the telecommunication service used for the CBE.

         5.3 BIDWARE(R) SOFTWARE TO BIDDERs. Supplier shall ship one copy of the BidWare(R) Software to each Qualified Bidder for which Customer purchases a BidWare(R) Software license pursuant to this Transaction Agreement. Each Qualified Bidder shall be responsible for supplying their own personal computer on which to load the BidWare(R) Software. Qualified Bidders shall be responsible for loading the BidWare(R) Software on such personal computers. Supplier will provide telephone support by Technical Operations personnel to assist Qualified Bidders with the installation of the BidWare(R) Software.

6.       FEES AND COSTS

         6.1 FEES. In consideration of the Services and the licenses provided pursuant to this Transaction Agreement, Customer agrees to pay a fixed fee as well as certain variable charges, depending on need, as set forth in Exhibit D. Invoices for the fees of whatever nature, including without limitation, license fees, BidWare(R) PC fees, training fees, CBE Management fees, OnLine Market Making consulting fees, Technical Operations fees, Call Center fees and/or out-of-pocket expenses incurred during a month will be invoiced at the end of such month. The first invoice will be sent by Supplier to Customer by the last day of the first month after the Effective Date of this Transaction Agreement. Monthly charges that have been in effect for less than a full calendar month shall be prorated on the basis of a thirty (30) day month.

         6.2 CURRENCY. All fees and costs set forth in this Transaction Agreement are stated in, and shall be paid in, the currency of the United States.


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7.       MODIFICATIONS

         7.1 GENERAL. During the term of this Transaction Agreement, from time to time, Supplier will modify the BidWare(R) Software and System, including without limitation, correcting errors in the BidWare(R) Software or System. Such error corrections or modifications may result in the creation of a new version(s) of the BidWare(R) Software or System, under the same or one or more different names (collectively, the Supplier Modifications). Supplier Modifications shall in all cases be considered new versions of existing BidWare(R) Software and/or System and not new Products. All rights to the Supplier Modifications shall belong to Supplier. Exhibit E to this Transaction Agreement contains a list of modifications currently scheduled by Supplier.

         7.2 AVAILABILITY. During the term of this Transaction Agreement, Supplier shall [*] supply Customer, and Customer shall accept, Supplier's then current [*] over [*] not later than [*].

         7.3 WARRANTY. Supplier Modifications to the BidWare(R) Software shall be considereD BidWare(R) Software for purposes of this Transaction Agreement; provided, however, that all warranty provisions herein shall apply to each Supplier Modification from the time such modifications are first delivered to Customer. Supplier shall promptly deliver any Documentation, if any, relating to the Supplier Modifications.

8.       TERM AND TERMINATION

         8.1 TERM. This Transaction Agreement and the Agreements shall continue in force for an initial term of twelve (12) months from the Effective Date, and shall be automatically renewed for one twelve (12) month term thereafter, and, if still in effect, shall again automatically renew thereafter for a term that begins on June 8, 2000 and ends on December 31, 2000. The foregoing automatic renewals shall occur unless Customer provides written notice of its intent not to renew this Transaction Agreement at least [*] days prior to the renewal date. In the event that the term automatically renews from June 8, 2000 until December 31, 2000, as set forth above, the [*] fee set forth on Exhibit D shall be prorated accordingly. This Transaction Agreement and the Agreements may be extended for additional terms past December 31, 2000 if agreed to in writing by both Parties, upon terms and conditions mutually agreed to in writing by the Parties. [*].

         8.2 TERMINATION. This Transaction Agreement and the Agreements may only be terminated or canceled prior to the expiration of the term upon the terms and conditions set forth in Sections 19.1(E), 19.3, 19.4 (except for a change in stock ownership of less than fifty percent (50%) or pursuant to an initial public offering under the Securities Act of 1933, as amended), 19.5 or 19.6 of the Framework Agreement.

         8.3 EFFECT OF TERMINATION. Upon the termination or expiration of this Transaction Agreement, whether under this Article 8 or otherwise, Customer will discontinue use of the BidWare(R) Software and access to the System, and both parties shall return or destroy the other Party's Confidential Information as set forth in Sections 12.9 and 12.10 of the Framework Agreement, as modified by Sections 11.1, 11.2 and 17.3 of this Transaction Agreement.


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9.       OWNERSHIP

         9.1 SUPPLIER INTELLECTUAL PROPERTY. Customer shall have no rights or interests in Supplier Intellectual Property except as described in this Transaction Agreement. All right, title and interest in and to Supplier Intellectual Property shall be and shall remain the sole property of the Supplier or its third party subcontractors/licensors. Supplier hereby grants to Customer a non-exclusive, non-transferable, royalty-free license to use the Supplier Intellectual Property as required to effectuate the purposes of this Transaction Agreement. Customer is not granted any other right to Supplier Intellectual Property and shall not copy, modify, create derivative works, sublicense, transfer, sell or otherwise use or dispose of the Supplier Intellectual Property. Notwithstanding the above, Customer may make copies of training materials provided by Supplier solely for the internal use of Customer.

         9.2 DERIVATIVE WORKS. With respect to any Derivative Works developed under the Agreements or in the provision of the Products or Services, the allocation of rights in such works will be as follows:

             (A) All Intellectual Property rights in a Derivative Work developed by Customer for which the preexisting work is Customer Intellectual Property, shall be owned by Customer and shall be deemed to be Customer Intellectual Property.

             (B) All Intellectual Property rights in a Derivative Work developed by Supplier, by Supplier in conjunction with Customer when the preexisting work is Supplier Intellectual Property shall be owned by Supplier and shall be deemed to be Supplier Intellectual Property.

         9.3 WORK PRODUCT. All Work Product shall be owned by Supplier. Customer shall retain no rights in any Work Product.

10.      SUPPLIERS WARRANTIES

         10.1 WARRANTIES. Set forth below are certain exceptions to the covenants, representations and warranties (collectively "Warranties") set forth in the Framework Agreement and applicable Category Agreements.

              A. All Warranties shall terminate upon the termination of the Transaction Agreement.

              B. No Warranties are made with respect to Third Party Equipment, Software and Services.

              C. Section 10.11 of the Framework Agreement is modified by deleting "necessary conversions."


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              D. Section 12.15 of the Software Licensing Agreement is modified by deleting: "within the same time periods and under the terms set forth in Article 11 of this Software Licensing Agreement."

             E. Section 10.5 of the Framework Agreement and Section 12.16 of the Software Licensing Agreement are modified by making the illicit code/virus warranties only apply to the presence of illicit code/viruses on the BidWare(R) Software at the time of delivery by Supplier.

         10.2 DISCLAIMER OF WARRANTIES. EXCEPT FOR THE EXPRESS WARRANTIES MADE IN THE AGREEMENTS, AS MODIFIED BY THIS TRANSACTION AGREEMENT, NEITHER PARTY MAKES ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE SUBJECT MATTER OF THIS TRANSACTION AGREEMENT, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

         10.3 REMEDY. If during the term of this Transaction Agreement, the BidWare(R) Software fails to meet the Warranties, Supplier shall promptly repair or replace the non-conforming BidWare(R) Software at no cost to Customer. Supplier will not provide the foregoing warranty service if the nonconformity is caused by malfunctions of hardware, non-Supplier software, modification of the BidWare(R) Software not made by Supplier, by operator error, or by use of the BidWare(R) Software that is not in accordance with the operating instructions for the BidWare(R) Software.

11.      CONFIDENTIALITY

         11.1 CONFIDENTIAL INFORMATION OF SUPPLIER. Section 12.2 of the Framework Agreement shall apply to this Transaction Agreement. However, Customer agrees that: (i) the BidWare(R) Software, (ii) all training materials and Documentation which are marked as "Confidential" and provided by Supplier to Customer, and (iii) all pricing, cost information, business affairs information and other information related to Supplier's business learned during [*]; shall be considered Supplier Confidential Information without the approval of the Customer Project Manager and that Supplier will not generate a written report describing such material.

         11.2 USE AND RETURN OF SUPPLIER CONFIDENTIAL INFORMATION. Section 12.10 of the Framework Agreement shall apply to this Transaction Agreement. However,
Section 12.10 is modified by deleting: ", to the extent Customer no longer needs the Supplier Confidential Information to exercise its rights under the Agreements" from Section 12.10(i), and deleting all of Section 12.10(iii) and the sentence which follows 12.10(iii).

         11.3 AGREEMENT. Both parties shall have the right to disclose the existence of this Transaction Agreement but not the terms of this Agreement unless such disclosure is approved in writing by both parties prior to such disclosure or such terms are required to be disclosed by governmental authorities.

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12.      LIMITATION OF LIABILITY.

IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL OR PUNITIVE LOSSES, DAMAGES OR EXPENSES (INCLUDING LOSS OF PROFITS, SAVINGS, PENALTIES, FINES, LATE-PAYMENT CHARGES, INTEREST, COMPETITIVE ADVANTAGE, GOODWILL, BUSINESS ADVANTAGE, GOODWILL, BUSINESS INTERRUPTION OR INDEMNITY HEREUNDER), EVEN IF IT HAS BEEN ADVISED OF THE POSSIBLE EXISTENCE THEREOF.

EITHER PARTY'S LIABILITY FOR DAMAGES OF ANY KIND ARISING OUT OF THIS TRANSACTION AGREEMENT AND THE AGREEMENTS, INCLUDING WITHOUT LIMITATION ANY AMOUNTS DUE PURSUANT TO ARTICLE 15 OF THE FRAMEWORK AGREEMENT, SHALL BE LIMITED TO $[*]. NOTWITHSTANDING THE LIMITATION OF LIABILITY SET FORTH IN THE PRECEDING SENTENCE, SUPPLIER'S LIABILITY FOR DAMAGES OF ANY KIND ARISING OUT OF SECTIONS 15.2(A), AND 15.2(B) OF THE FRAMEWORK AGREEMENT (INFRINGEMENT), AND CUSTOMER'S LIABILITY FOR DAMAGES OF ANY KIND ARISING OUT OF SECTIONS 15.1(A) AND 15.1(B) OF THE FRAMEWORK AGREEMENT (INFRINGEMENT), SHALL BE LIMITED TO $[*]. THE FOREGOING LIMITATIONS ON LIABILITY SHALL NOT APPLY TO FEES WHICH ARE OUTSTANDING UNDER THIS TRANSACTION AGREEMENT.

13.      CONTRACT ADMINISTRATION

         13.1 DESIGNATION OF CONTRACT AND PROJECT MANAGERS. For purposes of
Article 3 of the Framework Agreement, a Party may assign the same individual to be the Corporate Contract Manager and Project Manager. The Corporate Contract Manager/Project Manager for the Parties shall be as follows:

Corporate Contract Manager:

Customer: James Scotti

Supplier: Glen Meakem

Project Manager:

Customer: Duane Bolinger

Supplier: Robert Stevens

         A Party may change its Corporate Contract Manager and/or Project Manager at any time in their sole discretion and shall provide notice of such change to the other Party within ten (10) business days of such change.


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14.      PERSONNEL

         14.1 GENERAL. Each party shall choose personnel in their sole discretion to perform their respective services and obligations under this Transaction Agreement. In the event that a Party is not satisfied with the performance, actions or inactions of an employee of the other Party, the Party shall inform the other Party of such dissatisfaction. The other Party shall then take commercially reasonable action to investigate the performance, inaction or action of such employee and shall take appropriate measures, if any, as determined by such other Party.

         14.2 [*]. Supplier agrees that in the event that Customer [*] that includes [*] required for Customer's performance under this Transaction Agreement, such [*] may [*] provided that: (i) all [*] by the [*] shall be provided by [*], (ii) the [*] has [*], and (iii) the [*] is not a competitor of Supplier in [*].

15.      SUPPLIER SERVICES

         Supplier agrees that for a period lasting from the Effective Date to the earlier of: (i) June 30, 2000, or (ii) the date this Transaction Agreement terminates; as long as Customer is not in default under the terms of this Transaction Agreement, Supplier shall not provide the services provided to Customer hereunder to the automobile operations of the following manufacturers:[*].

16.      INSURANCE

         16.1 LIMITS. The minimum limits of liability of insurance which Supplier must maintain, as set forth in Section 17.1 of the Framework Agreement, are modified as follows:

         (i) The limits of liability for the insurance set forth in Section 17.1(B) (General Commercial) shall be [*] per occurrence.

         (ii) The limits of liability for the insurance set forth in Section 17.1(C) (Automobile) shall be [*] per occurrence.

         (iii) The limit for the insurance set forth in Section 17.1(D) (Errors and Omissions) shall be [*] per occurrence.

         16.2 LOSS PAYEES. Supplier is not required to name any other entity, including without limitation, Customer, as a loss payee under any of Supplier's insurance policies.

17.      GENERAL

         17.1 INTERNATIONAL USE. As set forth in Exhibit F, Supplier and Customer may agree to begin a pilot international program upon the execution by both Parties of a separate mutually agreeable Transaction Agreement relating to such project.

         17.2 FORCE MAJEURE. The Force Majeure provision set forth in Section
25.3 of the Framework Agreement shall apply to this Transaction Agreement, provided that the second and third sentences of such section shall not apply to this Transaction Agreement.

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         17.3 ORDER OF PRECEDENCE. This Transaction Agreement incorporates the terms of the Framework Agreement, the Software Licensing Agreement and the Consulting Agreement. The Parties agree that any inconsistency, ambiguity or conflict between or among the terms and conditions of this Transaction Agreement and the Agreements be resolved according to the order of precedence set forth in
Section 1.3 of the Framework Agreement. In furtherance of, and not in limitation to the generality of the preceding, the following provisions shall not apply to this Transaction Agreement:

         (A) Framework Agreement: Sections 1.2, 1.4, 1.5, 1.6, 1.7, 2.6, 4.1,
4.2, 4.3, 5.2, 5.6(C), 5.8(A)(3), 8.1(A), 8.3, 9.4, 9.8, 10.7 and 10.13, Article
11, Sections 12.13, 12.17, 13.2, 13.3(B) (iii), 13.3(C), 13.4, 13.5, 13.6, 13.7
and 13.9, Article 14, Sections 15.7, 19.1(A) - (D), 19.7, 19.9, 20.3, and
22.6(A) (source code), Article 23, and Section 25.17.

         (B) Software Licensing Agreement: Sections 3.3, 3.4, 3.5, 4.1, 4.3, 5.1, that portion of Section 6.1(A) which states ", from which Customer may make copies for its use consistent with all limitations of this Software Licensing Agreement and the applicable Transaction Agreement," Sections 6.2, 7.3, Articles 8 and 9, Sections 10.1(B) (CD-ROMs), 12.4, 12.9, 12.10 and 12.14, and Articles
11, 13 and 14.

         (C) Consulting Services Agreement: Section 3.4.

         In addition, the Parties agree that any inconsistency, ambiguity or conflict between the definitions attached to this Transaction Agreement in Exhibit A and any other definitions contained in the Agreements or elsewhere will be resolved in favor of the definitions attached to this Transaction Agreement in Exhibit A.

         17.4 ASSIGNMENT. Neither party may assign any of its rights or obligations hereunder or the Agreements without the prior written consent of the other party, which consent shall be in the other Party's sole discretion.

         17.5 [*]. Subsections 5.6(A) and (B) of the Framework Agreement shall apply to this Transaction Agreement. Notwithstanding anything to the contrary in the foregoing: (i) Customer shall conduct, or have conducted on its behalf, no more than [*] per year period after the initial one-year period, (ii) Supplier shall only be required to provide such information in such [*] which is reasonably required by Customer, and (iii) the [*] shall execute a non-disclosure agreement substantially in the form set forth in Exhibit I prior to its conduct of such assessment. Changes to the non-disclosure agreement may only be made with the written consent of Supplier.

         17.6 ENTIRE AGREEMENT. Section 25.14 of the Framework Agreement shall apply to this Transaction Agreement. Additionally, the Parties agree that
Section 14(c) of the purchase order TCS26983, dated October 31, 1997, and
Section 4 of Attachment 1 thereto, shall be superseded in their entirety by Sections 4 and 9 of this Transaction Agreement, and that Section 12 of this Transaction Agreement shall apply to such purchase order, except that the references therein to Sections 15.2 (A) and (B) of the Framework Agreement shall be deemed to refer to Sections 14(a) and (b) of such purchase order. The Parties also agree that such purchase order shall not apply to any goods or services provided under this Transaction Agreement or any future Transaction Agreement between the Parties.

         17.7 PUBLICITY. Section 25.15 of the Framework Agreement shall apply to this Transaction Agreement. Notwithstanding anything to the contrary in the foregoing, Supplier may use Customer's name as part of a general customer list used by Supplier in promotional material and business presentations.

         17.8 GOVERNING LAW; VENUE; SERVICE OF PROCESS. This Transaction Agreement and the Agreements are to be construed according to the laws of Michigan, without giving effect to the principals of conflicts of laws. Any action or proceedings by Customer against Supplier shall be brought in the federal or state courts located in Pittsburgh, Pennsylvania, and any action brought by Supplier against Customer shall be brought in federal or state courts in Detroit, Michigan.

         IN WITNESS WHEREOF, this Transaction Agreement has been executed by the Parties as of the Effective Date.

SUPPLIER                                                    CUSTOMER

By: /s/ Glen T. Meakem                               By: /s/ James Scotti
   ------------------------                             ------------------------

Title: Chief Executive Officer                       Title: Commodity Manager
      -------------------------                            ---------------------

                                    EXHIBIT A

                                   DEFINITIONS

1. "Bidder" shall mean a supplier of goods and/or services who will participate in a CBE to supply such goods and/or services to Customer.

2. "Bidder Agreement" shall mean the OnLine Bidder Agreement for General Motors/FreeMarkets CBE attached hereto as Exhibit C. Such agreement may be revised from time-to-time in Supplier's discretion.

3. "BidServer(R) Software" shall mean the server software used in conjunction with online bidding auctions which is proprietary to Supplier.

4. "BidWare(R) Software" shall mean the software used in conjunction with online bidding auctions which is proprietary to Supplier. The version of BidWare(R), v 2.2 in general use as of the Effective Date supports multiple Qualified Bidders bidding in real time, allowing each Qualified Bidder to view the anonymous bids of all other Qualified Bidders.

5.   "BidWare Manual" shall mean the user manual for the BidWare(R) Software.

6. "BidWare(R) PCs" shall mean the personal computers configured to operate the BidWare(R) Software which may be purchased by Customer to be placed at various Customer Sites in North America to allow viewing of CBEs, printing of results, reports, and printing of audit reports.

7. "Buyer" shall mean an employee of Customer located in North America whose primary function entails the procurement of materials from suppliers.

8. "CBE" shall mean a Competitive Bidding Event using the System as set forth in this Transaction Agreement.

9. "Certified Buyer" shall mean a Buyer who, as determined by Supplier, has successfully completed the Buyer training as set forth in Section 2.2 of this Transaction Agreement.

10.  [*]

11. "Customer" shall mean General Motors Corporation, Delphi Automotive Systems and all 100% owned subsidiaries of General Motors Corporation.

12. "Documentation" shall mean the published documentation for the System and BidWare(R) Software provided by Supplier to Customer.

13. "Project" shall mean the implementation of the global online bidding System provided by Supplier to be used by Buyers in North America.

14. "Qualified Bidder" shall mean a Bidder chosen by Customer to participate in a CBE which has executed Supplier's then standard Bidder Agreement.

15. "RFQ" shall mean a written request for quote which shall contain all relevant information required for the CBE including, without limitation, detailed specifications of the parts, material(s) or services, the quantity requirements and the term of the commitment.

16. "Site" shall mean, when referring to Customer's facilities, a Customer facility located in North America, and when referring to Supplier's facilities, shall mean Supplier's facility located in Pittsburgh, Pennsylvania.

17. "Source Code" shall mean the BidWare(R) Software and System (and components thereof), expressed in a form suitable for modification by humans.

18.  "Supplier" shall mean FreeMarkets OnLine, Inc.

19.  [*]

20. "Supplier Room" shall mean a room designated by Customer which will contain an external analog telephone line and a separate external telephone line for normal telephone usage. The Supplier Rooms shall be used by Customer for the viewing of CBEs using the BidWare(R) Software.

21. "Supplier Technical Operations Staff" shall mean personnel who run and maintain the System, as well as provide technical support to BidWare(R) licensees, Customer and Bidders.

22. "System" shall mean the Supplier global online bidding system provided by Supplier. The System includes BidServer(R) Software installed on Supplier's secure hardware in its Pittsburgh offices, and hardware located at Supplier's Pittsburgh offices, including T1 lines, routers and servers.

                                    EXHIBIT B

                                 TRAINING AGENDA

         ACTIVITY                                                      TIME
         --------                                                      ----

         1.       Principles of OnLine Market Making(TM)                [*]
                  [*]

         2.       Communicating with Suppliers                          [*]
                  [*]

         3.       Structuring OnLine Competitive                        [*]
                  Bidding Events (CBEs)
                  [*]

         4.       Using BidWare(R) for Buyers and the                   [*]
                  FreeMarkets(TM) System

         5.       Structuring and executing a mock CBE                  [*]

                  TOTAL TIME                                            [*]

                                    EXHIBIT C

                                       [*]

                                    EXHIBIT D


-----------------------------------------------------------------------------------------------------------------------
FEE ELEMENT             DESCRIPTION                          RATE                       NOTES
-----------------------------------------------------------------------------------------------------------------------
System Access           Unlimited North American             [*]                        o  To be used by any Certified
License                 use of the then current                                            Buyers in North America
                        System.                                                            using Qualified Bidders from
                                                                                           anywhere in the world

                                                                                        o  Will be billed at [*]
-----------------------------------------------------------------------------------------------------------------------
BidWare PCs             PC, modem, monitor,                  [*]                        [*]
                        printer at select Customer
                        buying sites, fully
                        configured to run
                        BidWare(R) Software,
                        exclusive of license fee
                        for BidWare(R) Software.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
FEE ELEMENT             Description                          Rate                       Notes
-----------------------------------------------------------------------------------------------------------------------
BidWare(R)              License for each copy of             [*] for each               Cost covers the following:
Software                BidWare(R) Software for              BidWare(R)
License                 Buyers or Suppliers.                 Software license           o   Software license
                                                             shall begin when
                                                             shipped, and shall         o   Packaging
                                                             last for the earlier
                                                             of [*] from date of        o   Shipping
                                                             shipment or the
                                                             termination of this        o   Documentation
                                                             Transaction
                                                             Agreement,                 o   Establishment and
                                                             regardless of                  maintenance of secure user
                                                             whether such                   I.D.s
                                                             software is being
                                                             used by a Buyer or
                                                             Qualified Bidder.
                                                             [*] for BidWare(R)
                                                             Software,
                                                             Customer shall
                                                             notify Supplier in
                                                             writing whether or
                                                             not Customer
                                                             wishes such
                                                             BidWare(R)
                                                             Software license
                                                             to be  renewed [*].
                                                             All license fees for
                                                             BidWare(R)
                                                             Software are
                                                             invoiced to
                                                             Customer upon
                                                             initial shipment or
                                                             renewal.
-----------------------------------------------------------------------------------------------------------------------
Network &               Global network connection            Network access            o   Network fees [*]
Telecom                 fees and                             fee - [*]
charges                 telecommunications fees                                        o   Telecom will be [*] and may
                        charged by providers                 Network connect               adjust over time
                                                             time - [*]
                                                                                       o   Providers to be chosen by
                                                             Telecom -                     Supplier
                                                             estimated [*]

-----------------------------------------------------------------------------------------------------------------------
FEE ELEMENT             Description                          Rate                       Notes
-----------------------------------------------------------------------------------------------------------------------
Direct Labor            OnLine Market Making                 [*]                        o  In-depth consulting to
                        Consulting                                                         formulate [*]

                                                                                        CONSULTING TOPICS:

                                                                                        o  Structuring RFQs for [*]

                                                                                        o  [*] competition and ease of
                                                                                           award

                                                                                        o  Application of online markets
                                                                                           to [*]

-----------------------------------------------------------------------------------------------------------------------
                                                                                        EXAMPLES OF CONSULTING:

                                                                                        o  Presentation to Creativity
                                                                                           Teams:  Supplier/ Supplier
                                                                                           personnel present the goals
                                                                                           and process of online market
                                                                                           making, answer questions and
                                                                                           help team identify projects that
                                                                                           would benefit from OnLine
                                                                                           Market Making(TM).

                                                                                        o  Assist Certified Buyers in
                                                                                           structuring events: Help
                                                                                           Certified Buyers answer
                                                                                           strategic questions regarding
                                                                                           specific events: elements of
                                                                                           total cost, bidding scenarios,
                                                                                           etc.

                                                                                        o  Communications: Assist
                                                                                           Certified Buyers in
                                                                                           communicating with Qualified
                                                                                           Bidders in difficult or unusual
                                                                                           situations.

-----------------------------------------------------------------------------------------------------------------------

                                                                                        o  Structuring complex or
                                                                                           innovative CBEs:  Help
                                                                                           Certified buyers determine [*].
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
FEE ELEMENT             DESCRIPTION                          RATE                       NOTES
-----------------------------------------------------------------------------------------------------------------------
                        Training                             [*]                        o  Structured training programs
                                                                                           for groups of Buyers

                                                                                        o  Time spent preparing training
                                                                                           materials

-----------------------------------------------------------------------------------------------------------------------
                        CBE Management                       [*]                        o  Work with buyers [*]

                                                                                        o  Manage the CBE scheduling
                                                                                           with Qualified Buyers
-----------------------------------------------------------------------------------------------------------------------
                        Technical Operations                 [*]                        o  Manage and maintain the
                                                                                           System

                                                                                        o  Troubleshoot Qualified Bidder
                                                                                           connection problems

                                                                                        o  On-site and telephone
                                                                                           installation services and
                                                                                           support for Customer and
                                                                                           Qualified Bidders
-----------------------------------------------------------------------------------------------------------------------
                        Call Center                          [*]                        o  Train Qualified Bidders and
                                                                                           explain CBE and bidding
                                                                                           process

                                                                                        o  Provide first line support to
                                                                                           Certified buyers for basic
                                                                                           BidWare(R) Software and CBE
                                                                                           questions

                        All costs set forth above            As incurred                o  Direct billing for travel to and
                        for Direct Labor are                                               from Customer locations
                        exclusive of  out-of-pocket
                        expenses, which will be billed
                        separately as incurred pursuant
                        to the terms of this Transaction
                        Agreement.
-----------------------------------------------------------------------------------------------------------------------


All fees incurred related to Products, licenses or Services provided by Supplier under this Transaction Agreement shall be billed to, and paid by, Customer pursuant to the standard payment terms set forth in the Agreements as modified by this Transaction Agreement.

All costs set forth above for Direct Labor, whether to Customer or any other party will be billed in full day increments for, in each case, an eight hour or greater day of service dedicated to Customer. During the term of this Transaction Agreement, Customer agrees [*] for each of the following: (i) a CBE Management person, (ii) a Technical Operations person, and (iii) a Call Center person. CBE Management, Technical Operations and Call Center personnel shall be provided on a 1:1:1 ratio for any given CBE.

                                   EXHIBIT E

                           FUTURE VERSIONS OF SYSTEM

Supplier's plan for future versions of the System includes the following additional functionality:

ENHANCEMENT                  RELEASE DATE                 DESCRIPTION

[*]                          July 1998                    [*]

[*]                          July 1998                    [*]

[*]                          August 1998                  [*]

[*]                          August 1998                  [*]

[*]                          November 1998                [*]

Customer understands and agrees that such enhancements are not being specifically developed for Customer, but will be released as general enhancements to Supplier's System and may be implemented by Supplier in the services offered to the general public or any other customer. Customer is not paying for the enhancements set forth above and will have no ownership interest in them or their Intellectual Property. Access to such enhancements shall be licensed to Customer as part of the System pursuant to the license set forth in
Article 4 of this Transaction Agreement at no additional charge.

                                    EXHIBIT F

                          INTERNATIONAL IMPLEMENTATION

What follows are preliminary terms for possible expansion of the relationship of the Parties for conducting international CBEs. The terms set forth herein are preliminary and are subject to change. If the Parties agree to expand the scope of their relationship to include international CBEs, the actual terms and conditions for such relationship shall be set forth in mutually agreeable additional Transaction Agreement(s).


POSSIBLE          POSSIBLE                                            POSSIBLE
TIMING:           EXPANSION:                                          ACTIVITIES:
-------           ----------                                          -----------
1998              Begin pilot program in Europe               [*]

                                                              [*]

1999              Begin roll-out for European                 o       Agree on a European program
                  implementation
                                                              o       Develop a Supplier European
                                                                      operations center

                  Begin pilot program in                      o       Identify further opportunities
                  other region(s)

2000              Roll out into                               o       Complete agreements for other regions
                  other regions
                                                              [*]


DESCRIPTION OF PILOT PROGRAMS IN THE REGIONS

Supplier pilot programs in other regions will be structured similarly to North American Operations pilot program:

         o        [*]

         o        [*]

         o        [*]

ESTIMATED INCREMENTAL COSTS FOR INTERNATIONAL IMPLEMENTATION:

Item                       Fee Structure
----                       -------------

System Access              [*].  For example, if the potential bid volume in Europe is U.S. $2 BB,
License Fees               the Access Fee will be [*]

Direct                     Labor Because the cost of labor [*], Customer and Supplier agree that the direct labor costs [*]. The percentage overhead that Supplier allocates to each position will [*].

Supplier travel            During the pilot program, Customer will [*]. Once a longer-term agreement
to other regions           is reached, Supplier and Customer will [*]. Customer will [*].

                                    EXHIBIT G

                      BIDWARE(R) SOFTWARE LICENSE AGREEMENT

READ THE TERMS AND CONDITIONS OF THIS LICENSE AGREEMENT CAREFULLY BEFORE SELECTING THE "YES" BUTTON BELOW TO ACCEPT THE TERMS OF THE AGREEMENT. THIS SOFTWARE IS COPYRIGHTED AND LICENSED (NOT SOLD). BY SELECTING THE "YES" BUTTON, YOU ARE ACCEPTING AND AGREEING TO THE TERMS OF THIS AGREEMENT. IF YOU ARE NOT WILLING TO BE BOUND BY THE TERMS OF THIS AGREEMENT, YOU SHOULD SELECT THE "NO" BUTTON DECLINING THE TERMS, UNINSTALL THE SOFTWARE FROM YOUR PC, PROMPTLY RETURN THE PACKAGE AND YOU WILL RECEIVE A REFUND OF ANY MONEY IF YOU PAID FOR THE SOFTWARE. THIS AGREEMENT REPRESENTS THE ENTIRE AGREEMENT CONCERNING THE SOFTWARE BETWEEN YOU AND FREEMARKETS ONLINE, INC. ("LICENSOR" OR "THE COMPANY"), AND IT SUPERSEDES ANY PRIOR PROPOSAL, REPRESENTATION, OR UNDERSTANDING BETWEEN THE PARTIES.

1. GRANT OF LICENSE. Subject to the terms and conditions set forth in this BidWare(R) Software License Agreement ("License Agreement"), we hereby grant to you a non-transferrable and non-exclusive license (the "License") to use this BidWare(R) Software or any of its components (collectively "the Software"). The License granted herein authorizes use of the Software only by your authorized users and only in connection with the services to be provided to you by Licensor, for purposes of this License, your "use" of the Software, means to load the Software into RAM or to store the Software in a memory storage device such as a hard drive, CD-ROM other storage device. Under no circumstances shall you make the Software available, or allow the Software to be made available, on a network or file server other than the Licensor's BidWare(R) and the Licensor's Network. Under no circumstances shall you copy the Software, or allow the Software to be copied, for any purpose other than to produce the single archival (backup) copy permitted under this License, nor shall you decompile or reverse engineer the Software, or allow others to decompile, disassemble, or reverse engineer the Software.

2.  USE AND LOCATION.

         2.1 The Software shall not be used to connect with any server, on-line service, or any other system except as specifically provided by Licensor.

         2.2 BidWare(R) users who have complied with the terms of this License will be assigned a user ID and password to govern access to the Licensor's Network and BidWare(R) databases. We reserve the right to change or cancel or render inoperable any user ID and/or password at any time without prior notification. You are required at all times to maintain security for your assigned user IDs and password(s). Discloser of user IDs and passwords to anyone else is strictly prohibited, and will be grounds for termination of our services under this License.

         2.3 You understand that we may, from time-to-time, make available upgrades to modify the performance of the Software. You understand that in order to utilize the Software in conjunction with the BidWare(R) and the Licensor's Network, we may require you to perform the necessary tasks, and supply the necessary computer equipment, to install software upgrades. Your failure to install upgrades or provide appropriate computer equipment may render the Software inoperable for its intended purpose.

3.  WARRANTY DISCLAIMER/LIMITATION OF LIABILITY

         THE COMPANY MAKES NO WARRANTIES TO THE LICENSEE, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, RESPECTING THE SOFTWARE, NETWORK, ANY COMPETITIVE BIDDING EVENT, ANY SUPPLIER, OR THE LICENSEE'S PARTICIPATION IN ANY COMPETITIVE BIDDING EVENT. THE LICENSEE HEREBY ACKNOWLEDGES AND AGREES THAT THE SOFTWARE AND THE NETWORK ARE NEW CREATIONS, AND THAT THERE MAY SURFACE FROM TIME-TO-TIME "BUGS" OR "GLITCHES" THAT MAY AFFECT THE COMPANY'S PERFORMANCE OF ITS OBLIGATIONS, AND/OR THE RIGHTS AND BENEFITS OF THE LICENSEE, UNDER THIS AGREEMENT. THE LICENSEE AGREES THAT IT ASSUMES THE RISKS OF SUCH "BUGS" OR "GLITCHES".

         THE COMPANY'S SOLE OBLIGATION AND LIABILITY UNDER THIS LICENSE SHALL BE TO REMEDY ANY NON-CONFORMANCE TO THE SOFTWARE OR REPLACE THE SOFTWARE. THE REMEDY OF THE LICENSEE SET FORTH ABOVE IS EXCLUSIVE AND IN LIEU OF ALL OTHERS. THE COMPANY'S PARTICIPATION IN THE PREPARATION, EXECUTION, AND FOLLOW-UP OF A COMPETITIVE BIDDING EVENT NOTWITHSTANDING, THE COMPANY SHALL NOT BE LIABLE FOR DAMAGES THAT MAY ARISE OUT OF THE LICENSEES'S USE OF OR INABILITY TO USE SOFTWARE, PARTICIPATION OR INABILITY TO PARTICIPATE IN A COMPETITIVE BIDDING EVENT OR DAMAGES THAT ARISE FROM BREACH OF PERFORMANCE ON THE PART OF A SUPPLIER OR THE LICENSEE IN FULFILLING TERMS OF A CONTRACT. THE COMPANY SHALL NOT BE LIABLE FOR LOSS OF USE, INCOME OR PROFIT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR OTHER SIMILAR DAMAGES ARISING, DIRECTLY OR INDIRECTLY, OUT OF OR OCCASIONED BY THE OPERATION, USE, INSTALLATION, REPAIR OR REPLACEMENT OF THE SOFTWARE, ANY DELAY IN OR NON-OCCURRENCE OF ANY COMPETITIVE BIDDING EVENT AS PLANNED, OR THE LICENSEE'S OR ANY SUPPLIER'S INABILITY TO PARTICIPATE IN A COMPETITIVE BIDDING EVENT, WHETHER SUCH DAMAGES ARE BASED ON A CLAIM OF BREACH OF CONTRACT OR TORTIOUS CONDUCT (INCLUDING NEGLIGENCE AND STRICT LIABILITY) OR ANY OTHER CAUSE OF ACTION.

4. PROPRIETARY RIGHTS. This License does not convey to you any exclusive proprietary or other rights in any Software, including, but not limited to, any patent, copyright, trademark, service mark, trade secret, trade name or other intellectual property rights, except that you will have the limited rights expressly set forth in this License. Accordingly, you acknowledge that, except as expressly provided for in this License, you possess no title or ownership of any Software or any portion thereof.

5. NON-ASSIGNMENT OF USE OR LICENSE. You may not assign or otherwise transfer, voluntarily, by operation of law or otherwise, any of your rights under this License, without, in each instance, our prior written consent, which consent may be withheld, delayed or conditioned in our sole discretion. Any attempted assignment or transfer in violation of the terms of this Section 5 shall be null and void. Any assignment will not relieve you of any of your obligations under this License.

6. TERMINATION OF LICENSE. The License is effective upon selecting the "YES" button, which indicates your acceptance of the terms of this License Agreement, and shall continue until terminated. The License shall terminate immediately upon completion of or termination of services to be provided by Licensor. Licensor may terminate this License upon the breach by you of any of the terms hereof and you may terminate this License by returning the Software and all copies thereof and extracts therefrom to Licensor. Upon any termination of the License, for whatever reason, you shall, within ten (10) days after such termination, return to us the Software, any and all copies thereof, materials related thereto and derivations therefrom then in your possession or under your control.

7.  U.S. GOVERNMENT RESTRICTED RIGHTS.

         The Software is provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the U.S. Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 242.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software - Restrict Rights clause at 48 CFR 52.227-19, as applicable. Contractor/Manufacturer is FreeMarkets OnLine, Inc., 130 Seventh Street, Century Building, Suite 500, Pittsburgh, Pennsylvania 15222, USA.

8. GENERAL PROVISIONS. This License will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to its conflicts of laws provisions. In the event that any provision of this License Agreement is held to be illegal, invalid or unenforceable under present or future laws by any court of competent jurisdiction, then such provision will be fully severable and this License Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision were not a part hereof. BidWare(R) and BidServer(R) are registered trademarks of Licensor. No right, license or interest to such trademarks are granted hereunder and you agree that no right, license or interest shall be asserted by you with respect to such trademarks.

                                    EXHIBIT H

                        PERSONAL COMPUTER SPECIFICATIONS

The personal computers on which the BidWare(R) Software and associated equipment will be installed shall meet the following minimum specifications:

1.   Pentium 100 personal computer.

2.   Microsoft Windows 95 or Windows NT version 4.0

3.   16 MB RAM

4.   28.8 kbs modem

5.   10 Megabytes of unused hard drive space

6.   HP LaserJet compatible printer.

Personal computers used during a CBE must be connected to the Supplier provided network outside of Customer's firewall and not connected to any other network.

                                    EXHIBIT I


         This Non-Disclosure Agreement ("Agreement") is entered into between FREEMARKETS ONLINE, INC. ("Discloser") and


                  ---------------------------------------------

                  ---------------------------------------------

                  ---------------------------------------------

                  ("Recipient")


                                   WITNESSETH:

         In consideration of the covenants and agreements herein contained, and intending to be legally bound hereby, Discloser and Recipient agree as follows:

1.       DEFINITION

         "CONFIDENTIAL INFORMATION" shall mean confidential or other proprietary information that is disclosed by Discloser to Recipient regarding Discloser' products and other information, including without limitation, consulting or handbook materials, product specifications and documentation, pricing and other financial information and other confidential business information. Confidential Information shall not include information which: (i) is or becomes public knowledge without any action by, or involvement of, Recipient; (ii) is disclosed by Recipient with the prior written approval of Discloser. Recipient may is disclose Confidential Information pursuant to any judicial or governmental order to the extent required by such order, provided that Recipient gives Discloser sufficient prior notice to contest such order.

2.       RESTRICTIONS ON USE

         Recipient agrees that, as a condition to the receipt of Confidential Information from Discloser, Recipient shall: (i) not disclose, directly or indirectly, to any third party any portion of the Confidential Information without the prior written consent of Discloser; (ii) not use or exploit the Confidential Information in any way except for purpose of conducting benchmarking and/or competitive assessments for General Motors Corporation ("GM") pursuant to the agreements entered into by Discloser and GM (the "Purpose"); (iii) promptly return or destroy, at Discloser's option, all materials and documentation regarding the Confidential Information received from Discloser upon completion of Recipient's internal review or upon request of Discloser;
         (iv) take all necessary precautions to protect the confidentiality of the Confidential Information received hereunder and exercise at least the same degree of care in safeguarding the Confidential Information as Recipient would with its own confidential information; and, (v) promptly advise Discloser in writing upon learning of any unauthorized use or disclosure of the Confidential Information.

3.       OWNERSHIP

         3.1 OWNERSHIP. All Confidential Information furnished to Recipient by Discloser shall, unless otherwise specified in writing by Discloser, remain the property of Discloser.

         3.2 NO LICENSE. Except for the Purpose, Discloser does not grant Recipient any license, by implication or otherwise, to use the Confidential Information or any license rights in any copyright or other intellectual property rights owned by Discloser regarding the Confidential Information.

4.       DISCLAIMER

         The Confidential Information is disclosed by Discloser to Recipient "AS-IS." Nothing contained in this Agreement or in any Confidential Information shall constitute any express or implied warranty of any kind, including without limitation any warranty of merchantability, fitness for a particular purpose or noninfringement of any patent, copyright or other third party intellectual property right.


5.       MISCELLANEOUS

         This Agreement shall survive for the longer of (i) five (5) years from the Effective Date of this Agreement, or (ii) five (5) years following the termination of all agreements between Discloser and GM. Recipient recognizes that breach of this Agreement will cause irrevocable harm to Discloser that is inadequately compensable in damages and that Discloser is entitled to injunctive relief for such breach. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision hereof. No provision of this Agreement may be amended or waived without a written agreement signed by Discloser and Recipient.

         IN WITNESS WHEREOF Discloser and Recipient have entered into this Confidentiality Agreement as of the Effective Date set forth below.


----------------------------                       -----------------------------
 (Discloser)                                       (Recipient)



By:
   ----------------------------------

Name:
     --------------------------------

Title:
     --------------------------------

Effective Date:
               ----------------------

                                    EXHIBIT J


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